UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2, Omaha, Nebraska, 68130

(Address of principal executive offices)

(Zip code)

James Ash

450 Wireless Blvd., Hauppauge, NY 11788

             (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

7/31

Date of reporting period:   7/31/12

Item 1.  Reports to Stockholders.

(Formerly known as Wade Core Destination Fund)

ANNUAL REPORT

JULY 31, 2012

INVESTOR CLASS SHARES  (WADEX)

1-866-950-6WFG

www.wadefunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

September 28, 2012

Dear WADEX Shareholder,

Key Objectives

WADEX’s primary objective is to help investors protect their capital and achieve a positive absolute return over a full investing cycle.  We apply rigorous research methodologies in search of assets we believe are undervalued.  The fund will generally have a net equity allocation ranging from 30-70%.

WADEX had a return of -2.52% in calendar year 2011.  Over our fiscal year from 7/31/11 to 7/31/12 the fund had a return of  -4.09% while it is flat year to date as of the 7/31/12 fiscal year end.  We continued to maintain a low equity exposure during the first half of 2012 which hindered our relative performance as markets rallied.  We had success with the growth oriented portion of the fund, realizing profits on several of those stocks including multiple holdings which received takeover bids.  This serves as validation of our Contrarian Value (ConVal®) process; thus confirming that WFG’s process of identifying undervalued companies works.

Over the past year a number of important enhancements have been made with the Wade Tactical L/S Fund. These enhancements are proactive in nature and are geared towards allowing our fund to even better protect capital in down markets as measured by the S&P 500 index.

Earlier in the year, the fund’s name was changed from Wade Core Destination Fund to Wade Tactical L/S Fund to better reflect the fund’s objectives and management approach.  The fund has enhanced flexibility to take advantage of both long and short stock market opportunities. We have implemented additional enhancements described below to provide further potential for attractive risk adjusted returns over the course of a full economic cycle.

Having been an investment manager for over 28 years, I have navigated through multiple bull and bear markets, but none were like the 2008/2009 meltdown of the financial markets. While the technology bubble bursting in the year 2000 also resulted in an approximate 50% plunge in the S&P 500 index, the 2008/2009 50% plunge was different. With the globalization and the further computerization of the financial markets, the methods that had previously served skilled money managers well simply quit working as well. Diversification among various stock and bond asset classes no longer provided the level of risk reduction that it typically had in the past. Most all categories went south together.

Leveraging our ConVal® investment process, below is a summary of the primary drivers of future fund investment results.

1.

Quantitative-Increased Emphasis: Our investment process in the past has had a strong “qualitative” tilt vs. “quantitative”. Qualitative being more of an art, calling upon our collective experience and quantitative being more numbers based. Moving forward, the use of quantitative portfolio management techniques will be as important as qualitative.

2.

The Use of “Factors”: The evolvement of quantitative investment management techniques over the past several years has resulted in “factors” now being utilized by skilled portfolio managers as a key ingredient to managing risk and reward within portfolios. WADEX uses a multi factor approach to navigate the complex global financial marketplace that now exists.

3.

Increased Bull Market Equity Exposure: The fund uses quantitative screens that can allow for participation in the bull phases of an economic cycle and less market exposure in downward trending markets.

4.

Drawdown Risk Reduction: The fund features the following risk reduction techniques:

a.

Timely reductions in stock market exposure via quantitative screens when a bear market decline phase of the economic cycle begins, regardless of either qualitative good or bad news going on in the world.

b.

Proprietary Stop Loss approach to limit the acceptable risk of loss as applied to each individual equity holding.

c.

Proprietary “Circuit Breaker” combining items “a” and “b” just mentioned, to limit the acceptable risk of loss as a bear market decline may not only unfold, but progress into steep losses.

5.

Introduction of “Portable Alpha” (PA): PA is a technique that allows for the potential capture of an “extra” return, by combining long stock positions against short stock positions. The objective is to have long positions and short positions combine in such a way that in either a bull or bear market phase you produce a positive result.

WADEX Three-Year Anniversary

The fund received favorable ratings from both Morningstar and Lipper as of the three- year anniversary date of the fund.  Our next milestone will be the five-year time frame.

New Benchmark

Commensurate with the funds modified investment management approach, the funds benchmark category is now “Long-Short”. A number of third party fund rating services have such a benchmark, most notably Morningstar and Lipper. Below is a chart from Morningstar, showing the funds performance vs. the Morningstar Long-Short benchmark from the fund’s inception 12-2-08 to 9-20-12.

Investment Theme Highlights

A major area of focus for the fund is energy. We expect worldwide demand to continue to increase. Using our ConVal® investment process we have been adding to our energy stocks throughout 2012. Of particular focus is natural gas at its current bargain price.  The price of natural gas over the past two years has plummeted.

Broad Diversifcation

We continue to maintain a diversified portfolio, investing across many asset classes and adding assets which are not highly correlated to the current holdings.  This is one of the reasons we are excited about the prospect of adding long/short strategies to the fund.  Long/short strategies can be uncorrelated to the fund’s current investments and thus add return while lowering the portfolio risk.

Diversification, asset allocation and security selection have been and will continue to be the main source of returns for the fund.  The graphic below shows the approximate asset allocation of the fund as of 9/20/12.

Investing Along Side You

As a shareholder alongside you, I will continue to manage the fund in the best interest of you, the investor, always putting “You First.”  Never expect anything less from a money manager who is the guardian of your wealth.

For more information about the Wade Tactical L/S Fund, please visit our website at www.wadefunds.com.

Wade Financial Group is grateful for your investment in WADEX and for your continued confidence in our company. 1498-NLD-10/3/2012

Sincerely,

Jerry B. Wade, CFP®, CFS

Chief Investment Officer

Wade Tactical L/S Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2012

The Fund's performance figures* for the period ended July 31, 2012, as compared to its benchmark:
			Annualized
	Six Months	One Year	Since Inception **
Wade Tactical L/S Fund - Investor Class	(3.63)%	(4.09)%	7.52%
Lipper Long/Short Equity Funds Index +	1.11%	0.40%	8.57%
Lipper Balanced Fund Index ++	3.15%	3.79%	13.43%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-866-950-6934.

** Inception date is December 2, 2008.

+The Fund's investment advisor has elected to change the Fund's broad-based secruities market index to the Lipper Long/Short Equity Funds Index from the Lipper Balanced Fund Index. This index is more representative of the securities in which the Fund invests. The performance of the Lipper Long/Short Equity Fund Index is based on the total returns of funds within the index. It is not possible to invest directly in an index.

++The Lipper Balanced Fund Index tracks funds whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.  It is not possible to invest directly in an Index.

% of
Top Holdings by Industry/Category	Net Assets
Oil & Gas	10.8%
Commodity Funds	8.5%
Equity Funds	5.9%
Debt Funds	4.3%
Diversified Financial Services	3.8%
Pharmaceuticals	3.4%
Auto Manufacturers	2.2%
Healthcare - Products	2.0%
Computers	1.8%
Pipelines	1.7%
Other, Cash & Cash Equivalents	55.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS
July 31, 2012
Shares				Fair Value
	COMMON STOCK - 37.4%
	AEROSPACE/DEFENSE - 0.5%
1,272	National Presto Industries, Inc.			$ 84,639
1,499	Northrop Grumman Corp.			99,234
				183,873
	AGRICULTURE - 0.6%
3,077	Archer-Daniels-Midland Co.			80,279
1,680	Imperial Tobacco Group PLC - ADR			130,704
				210,983
	AUTO MANUFACTURERS - 0.6%
7,280	Honda Motor Co. Ltd. - ADR			229,320

	BANKS - 1.3%
1,710	Bank of Montreal			97,846
3,397	JPMorgan Chase & Co.			122,292
4,946	Royal Bank of Canada			252,889
				473,027
	BEVERAGES - 0.9%
2,840	Molson Coors Brewing Co.			120,189
2,800	PepsiCo, Inc.			203,644
				323,833
	CHEMICALS - 1.6%
9,925	CVR Partners LP			256,263
6,214	Mosaic Co.			361,095
				617,358
	COAL - 0.4%
2,866	Natural Resource Partners LP			58,495
3,513	Peabody Energy Corp.			73,351
				131,846
	COMPUTERS - 1.8%
979	Apple, Inc. *			597,934
4,717	Hewlett-Packard Co.			86,038
				683,972
	COSMETICS/PERSONAL CARE - 0.5%
2,745	Procter & Gamble Co.			177,162

	DIVERSIFIED FINANCIAL SERVICES - 1.5%
630	BlackRock, Inc. Class A			107,264
17,360	Charles Schwab Corp.			219,257
12,700	Ocwen Financial Corp. *			250,952
				577,473
	ELECTRIC - 0.4%
4,000	Exelon Corp.			156,480

	ELECTRONICS - 0.6%
9,700	Imax Corp. *			214,952

	ENGINEERING & CONSTRUCTION - 0.3%
7,102	Foster Wheeler AG *			128,120

	ENVIRONMENTAL CONTROL - 0.5%
5,000	Mine Safety Appliances Co.			171,600

See accompanying notes to fiancial statements.
Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS
July 31, 2012 (Continued)
Shares				Fair Value
	FOOD - 0.4%
4,540	Sysco Corp.			$ 133,431

	HEALTHCARE-PRODUCTS - 2.0%
2,065	Becton Dickinson and Co.			156,341
5,620	Covidien PLC			314,046
3,811	Medtronic, Inc.			150,230
2,960	Stryker Corp.			154,009
				774,626
	INSURANCE - 0.9%
2,727	Aflac, Inc.			119,388
26,287	Old Republic International Corp.			211,873
				331,261

	IRON / STEEL - 0.6%
7,485	ArcelorMittal - ADR			119,011
2,843	Nucor Corp.			111,446
				230,457
	MINING - 0.7%
7,171	Cameco Corp.			149,874
12,200	Horsehead Holding Corp. *			110,166
				260,040
	MISCELLANEOUS MANUFACTURING - 0.5%
1,340	3M Co.			122,248
1,818	Eaton Corp.			79,701
				201,949
	OIL & GAS - 10.8%
144,000	Birchcliff Energy Ltd. *			1,042,560
6,979	BP PLC - ADR			278,462
55,500	Chesapeake Energy Corp.			1,044,510
5,237	Chevron Corp.			573,870
7,406	Devon Energy Corp.			437,843
1,890	Ensco PLC - ADR			102,684
4,150	Legacy Reserves LP			109,685
3,101	Transocean Ltd.			145,220
13,523	Ultra Petroleum Corp. *			321,306
				4,056,140
	PHARMACEUTICALS - 3.4%
3,660	Abbott Laboratories			242,695
72,727	BioScrip, Inc. *			462,544
3,160	Johnson & Johnson			218,734
3,959	Novartis AG - ADR			232,076
3,120	Roche Holding AG - ADR			138,403
				1,294,452
	PIPELINES - 1.7%
6,275	Boardwalk Pipeline Partners LP			180,092
4,585	Buckeye Partners LP			249,195
2,050	NuStar Energy LP			111,356
2,740	Spectra Energy Corp.			84,091
				624,734
	REAL ESTATE - 0.5%
7,090	Consolidated-Tomoka Land Co.			199,513

See accompanying notes to financial statements.
Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS
July 31, 2012 (Continued)
Shares				Fair Value
	REITS - 0.3%
5,610	Senior Housing Properties Trust			$ 127,628

	RETAIL - 1.2%
9,500	Caribou Coffee Co., Inc. *			108,015
1,372	McDonald's Corp.			122,602
1,770	Target Corp.			107,350
2,705	Walgreen Co.			98,354
				436,321
	SAVINGS & LOANS - 0.2%
7,190	People's United Financial, Inc.			82,397

	SEMICONDUCTORS - 0.7%
70,800	Silicon Image, Inc. *			277,536

	SOFTWARE - 0.3%
4,510	Microsoft Corp.			132,910

	TELECOMMUNICATIONS - 1.2%
1,621	CenturyLink, Inc.			67,336
24,300	Cisco Systems, Inc.			387,585
				454,921
	TRANSPORTATION - 0.3%
819	Union Pacific Corp.			100,418

	WATER - 0.2%
10,170	Consolidated Water Co.			83,394

	TOTAL COMMON STOCK (Cost - $14,517,406)			14,082,127

	MUTUAL FUNDS - 4.3%
	DEBT FUNDS - 4.3%
24,764	DoubleLine Total Return Bond Fund			278,842
16,508	PIMCO Total Return Fund			189,343
24,495	PIMCO Unconstrained Bond Fund			280,955
87,556	Third Avenue Focused Credit Fund			869,427
	TOTAL MUTUAL FUNDS (Cost - $1,714,584)			1,618,567

	CLOSED-END FUND - 1.6%
25,920	BlackRock Build America Bond Trust (Cost - $458,968)			619,229

	EXCHANGE TRADED FUNDS - 14.4%
	COMMODITY FUNDS - 8.5%
3,740	ETFS Gold Trust *			596,867
13,760	GreenHaven Continuous Commodity Index Fund *			407,434
19,000	PowerShares DB Oil Fund *			474,810
5,200	PowerShares DB Silver Fund *			250,120
5,126	SPDR Gold Trust *			802,424
30,300	United States Natural Gas Fund LP *			667,509
				3,199,164

See accompanying notes to financial statements.
Wade Tactical L/S Fund
PORTFOLIO OF INVESTMENTS
July 31, 2012 (Continued)
Shares				Fair Value
	EQUITY FUNDS- 5.9%
11,400	iShares MSCI EAFE Index Fund			$ 570,000
19,300	iShares Russell 2000 Index Fund			1,512,155
3,680	JPMorgan Alerian MLP Index ETN			145,397
				2,227,552
	TOTAL EXCHANGE TRADED FUNDS (Cost - $4,942,349)			5,426,716

		Dividend Rate (%)
	PREFERRED STOCK - 1.6%
	AUTO MANUFACTURERS - 1.6%
18,180	General Motors Co.	4.750		608,485
	TOTAL PREFERRED STOCK (Cost - $1,002,939)
Principal Amount		Coupon Rate (%)	Maturity
	BONDS & NOTES - 3.3%
	DIVERSIFIED FINANCIAL SERVICES - 2.3%
$ 840,000	SLM Corp.	5.000	10/1/2013	872,542

	FOOD - 1.0%
347,000	Dean Foods Co.	7.000	6/1/2016	357,410

	TOTAL BONDS & NOTES (Cost - $1,166,423)			1,229,952
Shares
	SHORT-TERM INVESTMENT - 43.7%
	MONEY MARKET FUND - 43.7%
16,441,488	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.18% **
	(Cost - $16,441,488)			16,441,488

	TOTAL INVESTMENTS - 106.3% (Cost - $40,244,157) (a)			$ 40,026,564
	LIABILITIES IN EXCESS OF OTHER ASSETS - (6.3%)			(2,387,336)
	TOTAL NET ASSETS - 100.0%			$37,639,228

* Non-income producing security.
** Money Market Fund; Interest rate reflects seven-day effective yield on July 31, 2012.
ADR - American Depositary Receipt
ETN - Exchange Traded Note
REIT - Real Estate Investment Trust

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $40,197,000 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized appreciation	$ 1,669,705
			Unrealized depreciation	(1,840,141)
			Net unrealized depreciation	$ (170,436)

See accompanying notes to financial statements.

Wade Tactical L/S Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2012

ASSETS
Investment securities:
At cost	$ 40,244,157
At fair value	$ 40,026,564
Receivable for securities sold	530,837
Dividends and Interest receivable	44,555
Prepaid expenses and other assets	3,879
TOTAL ASSETS	40,605,835

LIABILITIES
Payable for securities purchased	2,852,766
Fund shares redeemed	46,115
Investment advisory fees payable	32,740
Fees payable to other affiliates	3,377
Accrued expenses and other liabilities	31,609
TOTAL LIABILITIES	2,966,607
NET ASSETS	$ 37,639,228

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 39,481,465
Accumulated undistributed net investment income	102,109
Accumulated net realized loss from security transactions	(1,726,753)
Net unrealized depreciation of investments	(217,593)
NET ASSETS	$ 37,639,228

Net Asset Value Per Share:
Investor Shares:
Net Assets	$ 37,639,228
Shares of beneficial interest outstanding	3,460,512

Net asset value, offering and redemption price per share (a)	$ 10.88

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Wade Tactical L/S Fund
STATEMENT OF OPERATIONS
Year Ended July 31, 2012

INVESTMENT INCOME
Dividends (net of $7,535 foreign taxes withheld)	$ 965,580
Interest	140,801
TOTAL INVESTMENT INCOME	1,106,381

EXPENSES
Investment advisory fees	397,761
Administrative services fees	48,742
Accounting services fees	27,020
Professional fees	22,096
Transfer agent fees	19,944
Registration fees	15,081
Compliance officer fees	13,541
Custodian fees	10,851
Non 12b-1 shareholder services fees	8,071
Printing and postage expenses	6,040
Trustees' fees and expenses	6,012
Insurance expense	1,007
Other expenses	5,033
NET EXPENSES	581,199

NET INVESTMENT INCOME	525,182

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS WRITTEN
Net realized loss from:
Investments	(1,660,052)
Options Written	(66,706)
Net realized loss from investments and options written	(1,726,758)

Distributions of long term realized gains from underlying investment companies	49,598

Net change in unrealized appreciation (depreciation) from:
Investments	(595,606)
Options Written	58,548
Net change in unrealized appreciation (depreciation) from investments and written options	(537,058)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND OPTIONS WRITTEN	(2,214,218)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (1,689,036)

See accompanying notes to financial statements.

Wade Tactical L/S Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2012	July 31, 2011
FROM OPERATIONS
Net investment income	$ 525,182	$ 766,967
Net realized gain (loss) from investments and options written	(1,726,758)	4,595,925
Distributions of long term realized gains from underlying investment companies	49,598	35,742
Net change in unrealized appreciation (depreciation) from investments
and options written	(537,058)	(1,051,642)
Net increase (decrease) in net assets resulting from operations	(1,689,036)	4,346,992

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(729,487)	(584,014)
From net realized gains	(4,549,678)	(630,243)
Net decrease in net assets from distributions to shareholders	(5,279,165)	(1,214,257)

FROM SHARES OF BENEFICIAL INTEREST
Investor Class:
Proceeds from shares sold	7,352,043	6,122,736
Net asset value of shares issued in
reinvestment of distributions to shareholders	5,279,165	1,214,257
Redemption fee proceeds	1,176	94
Payments for shares redeemed	(10,909,992)	(14,603,925)
Net increase/(decrease) in net assets from shares of beneficial interest	1,722,392	(7,266,838)

TOTAL DECREASE IN NET ASSETS	(5,245,809)	(4,134,103)

NET ASSETS
Beginning of Period	42,885,037	47,019,140
End of Period *	$ 37,639,228	$ 42,885,037
* Undistributed net investment income:	$ 102,109	$ 324,521

SHARE ACTIVITY
Investor Class:
Shares Sold	671,832	474,403
Shares Reinvested	484,772	94,642
Shares Redeemed	(978,642)	(1,133,349)
	177,962	(564,304)

See accompanying notes to financial statements.

Wade Tactical L/S Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended		Period Ended
	July 31, 2012		July 31, 2011		July 31, 2010		July 31, 2009 (1)

Net asset value, beginning of period	$ 13.06		$ 12.22		$ 11.68		$ 10.00

Activity from investment operations:
Net investment income (2,3)	0.15		0.22		0.13		0.11
Net realized and unrealized
gain/(loss) on investments	(0.68)		0.95		0.56		1.59
Total from investment operations	(0.53)		1.17		0.69		1.70

Paid-in-capital from redemption fees	0.00	(4)	0.00	(4)	0.00	(4)	-

Less distributions from:
Net investment income	(0.23)		(0.16)		(0.09)		(0.02)
Net realized gains	(1.42)		(0.17)		(0.06)		-
Total distributions	(1.65)		(0.33)		(0.15)		(0.02)

Net asset value, end of period	$ 10.88		$ 13.06		$ 12.22		$ 11.68

Total return (5)	(4.09)%		9.67%		5.94%		17.02%	(6)

Net assets, end of period (000s)	$ 37,639		$ 42,885		$ 47,019		$ 6,271

Ratio of gross expenses to average
net assets (7)	1.46%		1.43%		1.47%		6.14%	(8)
Ratio of net expenses to average
net assets (7)	1.46%		1.43%		1.74%	(9)	1.99%	(8)
Ratio of net investment income
to average net assets (7)	1.32%		1.68%		1.05%		1.53%	(8)

Portfolio Turnover Rate	78%		97%		155%		117%	(6)

(1)	The Wade Tactical L/S Fund Investor shares commenced operations on December 2, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(4) Represents less than $0.005 per share.
(5)	Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.
Assumes reinvestment of all dividends and distributions.
(6) Not annualized.
(7)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(8) Annualized.
(9)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2012

1.

ORGANIZATION

The Wade Tactical L/S Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Effective December 1, 2011, the Fund’s investment objective is to seek long-term total return, with added emphasis on the protection of capital during unfavorable market conditions. Previously, the Fund’s investment objective was to achieve total return.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on September 21, 2011, the Board approved, effective December 1, 2011, a proposal to change the name of the fund from “Wade Core Destination Fund” to “Wade Tactical L/S Fund.”

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 14,082,127	$ -	$ -	$ 14,082,127
Mutual Funds	1,618,567	-	-	1,618,567
Closed-End Fund	619,229	-	-	619,229
Exchange Traded Funds	5,426,716	-	-	5,426,716
Preferred Stock	608,485	-	-	608,485
Bonds & Notes	-	1,229,952	-	1,229,952
Money Market Fund	16,441,488	-	-	16,441,488
Total	$ 38,796,612	$ 1,229,952	$ -	$ 40,026,564

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. Investment income and return of capital is recorded based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Exchange Traded Notes (“ETNs”) – ETNs are senior, unsecured, unsubordinated debt securities which trade on an exchange and are designed to provide investors with a new way to access the returns of market benchmarks or strategies.  With ETNs, the investor has direct counterparty exposure to the issuer or to third parties guaranteeing the securities’ performance.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

Dividends and distributions to shareholders – Dividends from net investment income are declared and paid annually. Distributable net realized capital gains are declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years (2009, 2010 and 2011) or expected to be taken in the Fund’s 2012 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the period ended July 31, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $29,204,593 and $42,680,568, respectively.

Option Transactions - The Fund may purchase and write (i.e., sell) put and call options with varying expiration dates to limit risk in the Fund or to enhance investment return.  Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Fund may write call options only if it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above.  Options with expiration dates greater than one year from issuance are Long-Term Equity Anticipation Securities (“LEAPS”) options, and follow the same structure as discussed below as options with shorter expiration dates.

When a Fund writes an option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call or put option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

security underlying the written option. For the period ended July 31, 2012, the fund had net losses of $66,706, which are included in net realized gain/loss from options written in the Statement of Operations.

The number of option contracts written and the premiums received by the Fund for the period ended July 31, 2012, were as follows:

Written Call Options:	Number of Contracts	Premiums Received
Options outstanding, beginning of period	137	$ 32,324
Options exercised	(50)	(5,899)
Options closed	(87)	(26,425)
Options outstanding, end of period	-	$ -

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Wade Financial Group, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. GFS also provided custody administration services until June 15, 2012. Effective June 16, 2012, the Fund’s custodian is Union Bank.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 1.99% of the Fund’s average daily net assets for Investor Class shares through November 30, 2012.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to the Investor Class are subsequently less than 1.99% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.99% of average daily net assets for the Investor Class shares. If Fund Operating Expenses subsequently exceed 1.99% of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  During the year ended July 31, 2012, the Fund did not pay distribution related charges pursuant to the Plan.

Effective April 1, 2012, with the approval of the Board, each Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

5.  REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the period ended July 31, 2012, the Fund assessed $1,176 in redemption fees for the Investor Class.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2012	July 31, 2011
Ordinary Income	$ 1,791,893	$ 1,061,121
Long-Term Capital Gain	3,487,272	153,136
	$ 5,279,165	$ 1,214,257

As of July 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post October	Unrealized	Total
Ordinary	Long-Term	Loss	and Late	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Year Losses	(Depreciation)	Earnings/(Deficits)
$ 62,521	$ 33,480	$ -	$ (1,767,802)	$ (170,436)	$ (1,842,237)

The difference between book basis and tax basis unrealized appreciation, undistributed ordinary income and accumulated net realized gain from security transactions are primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts, partnerships and grantor trusts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $1,767,802.

Permanent book and tax differences primarily attributable to adjustments for return of capital distributions, real estate investment trusts, grantor trusts, partnerships and foreign currency transactions, resulted in reclassification for the Fund for the year ended July 31, 2012 as follows: a decrease in paid in capital of $1,750, a decrease in undistributed net investment income of $18,107 and a decrease in accumulated net realized losses from security transactions of $19,857.

Wade Tactical L/S Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of July 31, 2012 Charles Schwab & Co., holding shares for the benefit of others in nominee name, held approximately 93% of the voting securities of the Wade Tactical L/S Fund.

8. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Wade Tactical L/S Fund (formerly Wade Core Destination Fund)

(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wade Tactical L/S Fund (formerly Wade Core Destination Fund), a series of the Northern Lights Fund Trust (the “Fund”), as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wade Tactical L/S Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

October 1, 2012

Wade Tactical L/S Fund

EXPENSE EXAMPLES (Unaudited)

July 31, 2012

As a shareholder of the Wade Tactical L/S Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Wade Core Destination Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2012 through July 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Wade Tactical L/S Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period

Actual		2/1/12	7/31/12	2/1/12 – 7/31/12*
Investor Class	1.47%	$1,000.00	$963.70	$7.18

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Hypothetical
(5% return before expenses)		2/1/12	7/31/12	2/1/11 – 7/31/12*
	1.47%	$1,000.00	$1,017.55	$7.37

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Renewal of Advisory Agreement – Wade Tactical Long/Short Fund*

In connection with a regular meeting held on June 20, 2012, the Board of Trustees of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”) (the “Board”), discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Wade Financial Group, Inc. (“Wade” or the “Adviser”) and the Trust, on behalf of Wade Tactical Long/Short Fund (“Wade Tactical” or the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials from Wade specifically related to the Agreement.

In their consideration of the Advisory Agreement, the Board did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, in connection with its renewal of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Adviser’s research capabilities, the experience of its Fund management personnel and the resources available to the Adviser.  The Board noted that there had been no changes to key personnel at the Adviser.  They then reviewed other information about the Adviser, including financial information and Trust’s experience with the Adviser in the areas of compliance and daily operations.  The Trustees concluded that the Adviser has provided a level of service consistent with the Board’s expectations.

 Performance.  The Trustees reviewed the performance of the Fund compared to a peer group of similar mutual funds and its benchmark.  The Board noted that the Fund was down 4.22% for the year, and that the Fund underperformed as compared to its peer group and the Morningstar Conservative Allocation Category averages, which were down 0.73% and up 1.77%, respectively.  The Trustees observed that the Fund’s performance was consistent with the Adviser’s contrarian value approach and is, therefore, not unexpected.  The Board further noted that the Adviser had reported that, in the Adviser’s opinion, the Morningstar classification is inappropriate and that the Fund is currently under review to be reclassified to the long/short equity category.  The Board reviewed the Fund’s performance since inception and noted that at 9.31% it beat the performance of the Morningstar Long/Short Equity Category at 9.28%.  Based on their review of the performance information provided, the Board concluded that the Fund’s performance was reasonable.

 Fees and Expenses.  The Board noted that the Adviser charges a 1.00% annual advisory fee based on the average net assets of the Fund.  They noted that the fee was higher than the Fund’s peer group average.  The Board then discussed the fees relative to the Morningstar category fees and noted that it was higher than the conservative allocation category, but lower than the proposed long/short equity category.  The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was reasonable in light of the services the Fund has received and is expected to continue to receive from the Adviser.

Economies of Scale. The Board considered whether, given the current size of the Fund, economies of scale had been reached.  The Trustees concluded that, based on the current size of the Fund, economies of scale had not been reached at this time.  The Trustees noted that Adviser anticipates passing the benefits of economies of scale on to shareholders.  After discussion, the Board’s consensus was that, as the Fund continues to grow, the issue of economies of scale should be revisited.

 Profitability.  The Board considered the profits realized by the Adviser in connection with the operation of the Fund, based on the materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the Adviser. The Board also considered whether the Adviser benefits from other activities related to the Fund. The Board noted the Fund’s investment returns and the benefits the shareholders have realized from these investment returns.  The Trustees concluded that based on the Adviser’s analysis on current profitability, they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, concluded that the advisory fee was reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the shareholders of the Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Wade Tactical L/S Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

July 31, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl	Trustee	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Born in 1950	Since 2005
Gary W. Lanzen	Trustee	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Born in 1954	Since 2005

Mark H. Taylor	Trustee	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	98

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

Born in 1964	Since 2007

John V. Palancia	Trustee	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	98	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Born in 1954	Since 2011

Wade Tactical L/S Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

July 31, 2012

Interested Trustees and Officers
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***	Trustee	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Born in 1952	Since 2005

Andrew Rogers	President

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
450 Wireless Blvd.	Since 2006
Hauppauge, NY 11788
Born in 1969

Kevin E. Wolf	Treasurer	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
450 Wireless Blvd.	Since 2006
Hauppauge, NY 11788
Born in 1969

James P. Ash	Secretary

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
450 Wireless Blvd.	Since 2011
Hauppauge, NY 11788
Born in 1976

Lynn Bowley	Chief Compliance	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
Born in 1958	Officer Since 2007

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-877-238-2406 to request a copy of the SAI or to make shareholder inquiries.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-950-6WFG or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-950-6WFG.

INVESTMENT ADVISOR

Wade Financial Group, Inc.

5500 Wayzata Boulevard, Suite 190

Minneapolis, MN 55416

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $13,000

2011 - $13,000

2010 - $13,000

(b)

Audit-Related Fees

2012 – None

2011 – None

2010 – None

(c)

Tax Fees

2012 - $2,500

2011 - $2,000

2010 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

2011 - None

2010 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2011

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 – $2,500

2011 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

10/8/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

10/8/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

10/8/12